NEIMAN FUNDS NEIMAN OPPORTUNITIES FUND Class A Shares (NEOMX)

Supplement dated October 1, 2020 to the to the Prospectus dated July 31, 2020

Effective October 1, 2020, Daniel Neiman is replacing Harvey Neiman as the portfolio manager of the Fund. The following on page 5 the prospectus is replaced with the following:

Portfolio Manager

Daniel Neiman has managed the Fund since October 2020. Daniel Neiman is a Portfolio Manager of the Adviser.

The first paragraph under “The Investment Advisor” on page 8 the prospectus is replaced with the following:

Neiman Funds Management LLC is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees.

The Fund's investment portfolio is managed on a day-to-day basis by Daniel Neiman. Daniel Neiman received a bachelor's degree in finance from Humboldt State University in 1999. He has been managing portfolios since 1999 and has served as a Portfolio Manager of the Adviser since 2009.

Any information to the contrary in the Prospectus should be disregarded.

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This Supplement and the existing Prospectus and Statement of Additional Information ("SAI") each dated July 31, 2020, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1-877-385-2720.